Exhibit 32.2

Certification of Chief Financial Officer, Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of eHealth, Inc. on Form 10-Q (the “Form 10-Q”) for the quarterly period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stuart M. Huizinga, Chief Financial Officer of eHealth, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-Q, to which this certification is attached as Exhibit 32.2, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of eHealth, Inc.

/S/ STUART M. HUIZINGA
Stuart M. Huizinga
Chief Financial Officer
August 5, 2011

A signed original of this written statement required by Section 906 has been provided to eHealth, Inc. and will be retained by eHealth, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.